UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

FORWARD FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FORWARD FUNDS

433 California Street, 11th Floor

San Francisco, California 94104

1-800-999-6809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2009

To the Shareholders of Forward Funds:

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of Forward Funds (the “Trust”) will be held at the offices of Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, California 94104, on Monday, November 9, 2009, at 9:00 a.m. Pacific Standard Time, for the following purposes:

1.	To elect two (2) Trustees to serve until their successors are elected and qualified; and

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on September 11, 2009, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By Telephone:	Please call the toll-free number listed on the upper portion of your proxy ballot and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Pacific Standard Time, on November 8, 2009.

2.	By Internet:	Visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Pacific Standard Time, on November 8, 2009.

3.	By Mail:	Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP EMAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO

POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE. IN THE ALTERNATIVE, PLEASE VOTE VIA TELEPHONE OR INTERNET AS DIRECTED ABOVE.

By Order of the Board of Trustees

/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President and Trustee

October 9, 2009

FORWARD FUNDS

Accessor Aggressive Growth Allocation Fund

Accessor Balanced Allocation Fund

Accessor Frontier Markets Fund

Accessor Growth Allocation Fund

Accessor Growth & Income Allocation Fund

Accessor Growth Fund

Accessor High Yield Bond Fund

Accessor Income Allocation Fund

Accessor Income & Growth Allocation Fund

Accessor Investment Grade Fixed-Income Fund

Accessor International Equity Fund

Accessor Limited Duration U.S. Government Fund

Accessor Mortgage Securities Fund

Accessor Small to Mid Cap Fund

Accessor Strategic Alternatives Fund

Accessor Total Return Fund

Accessor U.S. Government Money Fund

Accessor Value Fund

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward International Equity Fund

Forward International Fixed Income Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Large Cap Equity Fund

Forward Legato Fund

Forward Long/Short Credit Analysis Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward Strategic Realty Fund

SPECIAL MEETING OF SHAREHOLDERS

November 9, 2009

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) for the above listed Forward Funds, each of which is a series (each, a “Fund” and collectively, the “Funds”) of Forward Funds (the “Trust”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on Monday, November 9, 2009, at 9:00 a.m. Pacific Standard Time, at the offices of the Trust, 433 California Street, 11th Floor, San Francisco, California 94104, and at any adjournments or postponements thereof.

The Board has fixed the close of business on September 11, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). At the Meeting, you will be asked to vote on a proposal affecting your Fund(s). You should read the entire Proxy Statement before voting. If you have any questions, please call 1-800-999-6809. The Proxy Statement, Notice of Special Meeting and the proxy card(s) are first being made available to shareholders on or about October 9, 2009.

The Trust is required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). You can obtain copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 100 F Street, N.E. Washington, D.C. 20549. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Monday, November 9, 2009. The proxy statement and the Funds’ most recent annual reports are available on the Internet at www.forwardfunds.com for the Forward series and at www.accessor.com for the Accessor series. The Trust will furnish, without charge, a copy of the Funds’ annual reports for its fiscal year ended December 31, 2008, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Trust at P.O. Box 1345, Denver, CO 80201 or call 1-800-999-6809. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

INFORMATION ABOUT THE MEETING

What proposals am I being asked to vote on as a shareholder?

There is one proposal for consideration by shareholders of the Funds.

•

PROPOSAL 1 (the “Proposal”) is for consideration by all shareholders of the Funds and seeks election of two Trustees who are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Non-Interested Trustees”). The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

Has the Board approved the proposal?

The Board has unanimously recommended that shareholders vote “FOR” the Proposal. The Board believes that the election of the appointed Trustees would be in the best interests of the Trust and its shareholders.

Why am I being asked to elect Trustees?

The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new Trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has four members, three of whom have been elected by the shareholders. One of the Trustees has been appointed by the then-current Trustees, but has not been elected by the shareholders. The Board has determined it to be in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future. The Board would not be able to take these actions without shareholder vote due to the 1940 Act restriction noted above. In addition, the Board has determined it to be in the best interests of the Trust and its shareholders to expand the Board to five members. One member of the current Board and one nominee who currently is a member of the Trust’s Advisory Board will stand for election at the Meeting.

When will the Meeting be held?

The Meeting will be held on Monday, November 9, 2009 at 9:00 a.m. Pacific Standard Time, and may be adjourned if the necessary quorum business of the vote required to approve the Proposal for the Trust is not obtained at the Meeting.

Will the Trust’s Trustees (or the Nominees) attend the Meeting?

The Trust invites each Trustee and nominee to attend the Meeting; however, their attendance is not required.

How do I vote my shares?

You can vote your shares by attending the Meeting in person or by completing and signing the proxy card(s) and mailing the completed proxy card(s) in the postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the Notice of Special Meeting of Shareholders or proxy card(s). Shareholders of record of each Fund at the close of business on the Record Date will receive notice of and be asked to vote on the proposals, as applicable, presented at the Meeting. If you need assistance or have any questions regarding the proposals or how to vote your shares, please call 1-800-999-6809.

If the Trust receives votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted, in the same manner that proxies voted by mail may be revoked.

What should I do if I receive more than one proxy card?

Because each Fund’s shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. Please vote on the proposal shown on the proxy card that you receive.

PROPOSAL: TO ELECT TWO (2) TRUSTEES OF THE FUND

General

The purpose of this Proposal is to elect two Trustees to the Board. The nominees are DeWitt F. Bowman and Cecilia W. Herbert. Mr. Bowman currently serves as a Trustee and was appointed as Trustee on January 1, 2006 and serves as Chairperson of the Audit Committee, but has not been elected by shareholders. Mr. Bowman also served since 2000 as a director for the nine series of Forward Funds, Inc., which were reorganized as series of Forward Funds effective July 1, 2005. Ms. Herbert currently does not serve as a Trustee; however, she currently serves as a member of the Trust’s Advisory Board and was appointed to that position on March 4, 2009. Mr. Bowman and Ms. Herbert were appointed as a Trustee and member of the Advisory Board, respectively, after consideration and approval by the then-current Trustees.

Certain regulations require that a majority of trustees of registered investment companies be elected by shareholders. In addition, under the 1940 Act, new Trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has four members, three of whom have been elected by the shareholders. The Board has determined it to be in the best interests of the Trust and its shareholders to retain the flexibility to expand the Board or replace a retiring or resigning Trustee in the future. The Board would not be able to take these actions without shareholder vote due to the 1940 Act restriction noted above. Accordingly, the incumbent appointed, but as-yet not elected Trustee, Mr. Bowman, and Advisory Board member Ms. Herbert, stand for election.

The two nominees named below have been nominated for election as Trustees of the Trust effective the date of the Meeting. If the nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that, unless a proxy card instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of all nominees for Trustees of the Trust.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified. If a nominee should be unable to accept the election, serve his or her term or resign, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. Each nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters.

The Board of Trustees

The Trustees are: J. Alan Reid, Jr., DeWitt F. Bowman, Haig G. Mardikian and Donald E. O’Connor. Messrs. Reid, Mardikian and O’Connor have previously been elected by shareholders. Mr. Bowman was appointed by the Board to serve as Trustee and has not previously been elected by shareholders. Ms. Herbert was recommended by the Nominating Committee of the Board to serve as a Trustee, upon approval by shareholders. Messrs. Bowman, Mardikian and O’Connor are Non-Interested Trustees and Ms. Herbert, upon her election by shareholders of the Funds would be a Non-Interested Trustee. Information about the Trustees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth below.

Nominees as Non-Interested Trustees:

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**
DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a nonprofit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	35	Trustee, Brandes Institutional International Fund (May 1995 to present); Trustee, RREEF America III (December 2002 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Mun Acct Reserve Trust (February 2005 to present); Trustee, PCG Private Equity Fund, (March 1994 to present).

Cecilia W. Herbert Age: 60	Member of the Advisory Board Since 2009	None	35	Director, Barclays iShares Inc. (since 2005); Member of Audit & Governance Committees, Barclays iShares Trust (since 2005); President, Board of Catholic Charities CYO (since 2007); Trustee, Thacher School (since 2002); Chair, Thacher School Investment Committee (since 2005); Chair, Thacher School Finance Committee

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**
(2005 - 2008); Director, Women’s Forum West (2004 - 2006); Chair, Investment Committee, Archdiocese of San Francisco (1994 - 2005); Member, Finance Committee, Archdiocese of San Francisco (since 1994); Trustee, Pacific Select Funds (2004 - 2005).

Non-Interested Trustees:

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**
Haig G. Mardikian Age: 62	Chairman Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE	35	None

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**

Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College

San Francisco (2006 – present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 – present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co (2008 to present).

Donald O’Connor Age: 73	Trustee Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

Interested Trustee:

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**
J. Alan Reid, Jr. *** Age: 47	President, Trustee Since 2001+	Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer	35	Director, FOLIOfn, Inc. (2002 to present).

Name, Address* & Age	Position(s) Held with Trust; Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee if Elected at the Meeting	Other Directorships Held by Trustee**
and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, an investment services company (2002 to present); Chief Executive Officer, Sutton Place Management, an investment management company (2001 to present); Chief Executive Officer, Sutton Place Associates, LLC, an investment services company, (2001 to present); Chief Executive Officer, FISCOP, LLC, (2001 to present); Chief Executive Officer, Broderick Management, LLC, an investment management company (2001 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

General Information Regarding the Board of Trustees

The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and procedures. The Trustees also supervise the operation of the Funds by officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by each Fund’s investment advisor, any sub-advisors to a Fund and any affiliates of the investment advisor, including administration, distribution and shareholder servicing.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee) and other experts as appropriate, all of whom are selected by the Non-Interested Trustees. The Non-Interested Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s investment advisor and any affiliates of the investment advisor. The Trust’s Non-Interested Trustees meet regularly in executive session.

Number of Board Meetings

The Board of Trustees met for four regularly-scheduled meetings and four special meetings during the fiscal year ended December 31, 2008. No incumbent Trustee attended less than 75% of the Board meetings, including committee meetings during the last fiscal year.

Compensation

The Trust pays each Non-Interested Trustee and Ms. Herbert as an Advisory Board member a retainer fee in the amount of $25,000 per year, $10,000 each for attendance in person at a regular meeting ($5,000 for attendance via telephone at a regular meeting). The Trust also pays each Non-Interested Trustee and Ms. Herbert as an Advisory Board member $3,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting, and $1,000 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The Interested Trustee does not receive any compensation by the Trust. Officers of the Trust and Trustees who are affiliated persons of the Trust, its investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Funds’ investment advisor or sub-advisors. The Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Trust, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Trust.

Compensation Received From Trust (as of December 31, 2008)

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
J. Alan Reid, Jr. Trustee*	None	None	None	None
Haig G. Mardikian, Trustee	$62,750	$0	$0	$62,750
Donald O’Connor, Trustee	$45,750	$0	$0	$45,750
DeWitt F. Bowman, Trustee	$62,750	$0	$0	$62,750
Cecilia W. Herbert**	None	None	None	None

*	Interested

**	Ms. Herbert has served as an Advisory Board member since March 2009. As of June 30, 2009, Ms. Herbert has received $34,750 from the Trust and the Fund Complex(1) as a member of the Advisory Board.

(1)	The Fund Complex consists of the Trust, which currently consists of thirty-five series.

Standing Committees

The Board of Trustees has established two standing committees in connection with their governance of the Funds: Audit and Nominating Committees.

•	Audit Committee

The Audit Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor. If elected as a Trustee, Ms. Herbert will also serve as a member of the Audit Committee. All members of the Audit Committee are Non-Interested Trustees. The Board of Trustees has adopted a written charter for the Audit Committee. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2008 the Audit Committee convened five times.

The Audit Committee normally meets at least twice during each full fiscal year with the Trust’s treasurers and representatives of the independent auditors in a separate executive session to discuss and review various matters. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board has determined that Mr. Bowman, who is a non-interested Trustee, qualifies as an “audit committee financial expert,” as defined under the SEC’s Regulation S-K, Item 407(d)(5).

•	Nominating Committee

The Nominating Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor, each of whom is a Non-Interested Trustee. If elected as a

Trustee, Ms. Herbert will also serve as a member of the Nominating Committee. The function performed by the Nominating Committee is to approve officers and committee members and to select and nominate candidates to serve as Trustees, including considering written nominations from shareholders delivered to the Trust at its address on page 1 of this Proxy Statement. Shareholders wishing to suggest Trustee candidates to the Nominating Committee must follow the procedure and meet the requirements as set forth in the Nominating Committee Charter, which is attached hereto as Appendix A.

During the fiscal year ended December 31, 2008, the Nominating Committee convened three times.

Nominating Process

The Nominating Committee is assigned the responsibility of evaluating each candidate’s potential contribution to the Trust, the Board and its committees in terms of the candidate’s experience and background and expected contribution to the Board, and the candidate’s other commitments and the impact such commitments may have to his or her service to the Trust. Among the core professional competencies and abilities that the Nominating Committee considered relevant in making its recommendations on Board appointments were each candidate’s expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including his or her investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen, and other qualities that the Nominating Committee considered relevant to service on the board of a registered investment company. With respect to Mr. Bowman, the Nominating Committee also considered his prior service to the Board of Directors of Forward Funds, Inc. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in making its recommendations on the composition of the Board.

The Nominating Committee nominated and the Board appointed Mr. Bowman to serve as Trustee. The Nominating Committee nominated and the Board appointed Ms. Herbert as a Trustee, subject to approval by shareholders of the Fund.

The Trust does not have a compensation committee.

Executive Officers

Officers of the Trust are appointed by the Nominating Committee and elected by the Board of Trustees to oversee the day-to-day activities of each Fund. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in the table below. Except for Eric Kleinschmidt, all of these officers are also officers and/or employees of Forward Management.

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Treasurer, Forward Series; Assistant Treasurer, Accessor Series	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 62	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Robert S. Naka 433 California Street 11th Floor San Francisco, CA 94104 Age: 46	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 – present); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 – 2007).

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).

Eric Kleinschmidt 1 Freedom Valley Drive Oaks, PA 19456 Age: 41	Treasurer, Accessor Series	Since 2008	Employed by SEI Investments since 1995; Director of Funds Accounting since 2004. Served as Manager from 1999-2004.

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

Share Ownership

Appendix B sets forth the aggregate dollar range of equity securities owned by each Trustee of each Fund and of the Funds in aggregate as of December 31, 2008. The information as to beneficial ownership is based on statements furnished by each Trustee.

None of the Non-Interested Trustees, nor Ms. Herbert, or their family members owned beneficially or of record any securities of Forward Management, the Trust’s sub-advisors or the Trust’s principal underwriters, or any person directly or indirectly controlling, controlled by or under common control with Forward Management, the Trust’s sub-advisors or the Trust’s principal underwriters.

***

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment in the best interest of the Trust and the Funds.

ADDITIONAL INFORMATION

Voting and Quorum

Holders of record of the shares of each Fund as of the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. The chart below shows the number of shares of each class of the Funds outstanding as of Record Date:

Fund	Class	Number of Shares Outstanding
Accessor Aggressive Growth Allocation Fund	Institutional	2,391,229
	Investor	680,543
	A Class	667,695
	C Class	531,219

Accessor Balanced Allocation Fund	Institutional	5,281,001
	Investor	962,190
	A Class	1,534,740
	C Class	896,793

Accessor Frontier Markets Fund	Institutional	966,100
	Investor	85,879
	Z Class	1,693,645

Accessor Growth Allocation Fund	Institutional	3,633,241
	Investor	997,444
	A Class	1,471,765
	C Class	2,234,499

Accessor Growth & Income Allocation Fund	Institutional	3,605,882
	Investor	972,583
	A Class	1,416,313
	C Class	2,437,904

Accessor Growth Fund	Institutional	1,011,285
	Investor	35,871
	A Class	23,572
	C Class	21,558
	Z Class	2,758,595

Accessor High Yield Bond Fund	Institutional	7,968,475
	Investor	411,720
	A Class	51,343
	C Class	93,204
	Z Class	2,619,201

Accessor Income Allocation Fund	Institutional	987,561
	Investor	116,320
	A Class	69,939
	C Class	218,116

Fund	Class	Number of Shares Outstanding
Accessor Income & Growth Allocation Fund	Institutional	2,530,134
	Investor	304,056
	A Class	218,266
	C Class	447,065

Accessor Investment Grade Fixed-Income Fund	Institutional	1,794,176
	Investor	70,967
	C Class	34,353
	Z Class	7,663,971

Accessor International Equity Fund	Institutional	2,284,593
	Investor	107,725
	A Class	403,293
	C Class	69,102
	Z Class	4,570,026

Accessor Limited Duration U.S. Government Fund		3,488,638

Accessor Mortgage Securities Fund	Institutional	1,607,908
	Investor	59,311
	C Class	20,308
	Z Class	3,078,395

Accessor Small to Mid Cap Fund	Institutional	5,080,220
	Investor	69,332
	A Class	175,534
	C Class	27,424
	Z Class	3,279,979

Accessor Strategic Alternatives Fund	Institutional	6,115,195
	Investor	21,162
	Z Class	3,870,485

Accessor Total Return Fund		4,053,070

Accessor U.S. Government Money Fund	Institutional	324,527,718
	Investor	6,301,387
	A Class	496,633
	C Class	1,486,873
	Z Class	399,274,233

Accessor Value Fund	Institutional	1,122,492
	Investor	43,799
	A Class	4,869
	C Class	8,009
	Z Class	3,714,816

Forward Banking and Finance Fund	Class A	2,584,263
	Class C	1,430,359

Fund	Class	Number of Shares Outstanding
Forward Emerging Markets Fund	Institutional	12,439,266
	Investor	1,293,693

Forward Global Infrastructure Fund	Institutional	3,082,283
	Class A	3,978,149
	Class B	228,971
	Class C	847,164

Forward Growth Fund	Institutional	4,347,173
	Class A	7,106,633
	Class C	272,282

Forward International Equity Fund	Institutional	764,765
	Investor	533,209

Forward International Fixed Income Fund	Institutional	1,337,858
	Investor	548,256
	Class C	415,000

Forward International Real Estate Fund	Institutional	198,090
	Class A	2,582,011
	Class B	133,024
	Class C	813,634

Forward International Small Companies Fund	Institutional	37,463,679
	Investor	9,480,330
	Class A	99,632

Forward Large Cap Equity Fund	Institutional	207,344
	Class A	1,534,195

Forward Legato Fund	Institutional	266,977
	Investor	208,166
	Class A	752,445

Forward Long/Short Credit Analysis Fund	Institutional	388,570
	Investor	13,179,385
	Class C	447,860

Forward Real Estate Fund	Institutional	6,742
	Investor	2,245,562
	Class A	1,070,345
	Class C	318,355

Forward Select Income Fund	Institutional	7,193,012
	Class A	21,854,013
	Class B	1,602,974
	Class C	10,295,969

Forward Small Cap Equity Fund	Institutional	14,983,015
	Investor	15,303,591
	Class A	161,506

Fund	Class	Number of Shares Outstanding
Forward Strategic Realty Fund	Institutional	46,113
	Class A	2,380,976
	Class B	553,123
	Class C	1,389,086

If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Trust or the Trust’s Distributors, the service agent may be the record holder of your shares. At the Meeting, the service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

The presence at the Meeting in person or by proxy of one-third of the outstanding shares of each Fund or Class, or one-third of the outstanding shares of the Trust, entitled to vote with respect to a proposal (or sub-proposal), as applicable, shall constitute a quorum for the transaction of business at the Meeting with respect to such Fund or Class, or with respect to the entire Trust, respectively.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting with respect to a Fund, Class, or the Trust, as appropriate, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that proposal. If the proposed adjournment relates to a proposal on which all Funds are voting collectively, any such adjournment will require the affirmative vote of the holders of a majority of all of the Funds’ shares present in person or by proxy and entitled to vote at the Meeting. If the proposed adjournment relates to a proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund, or Class of shares of a Fund, will require the affirmative vote of the holders of a majority of the Fund’s shares or Class of the Fund’s shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

The Proposal will require a plurality of the votes cast in person or by proxy at the Meeting. This means that the two nominees who receive the most votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of Trustees.

Telephone Touch-Tone Voting

The Trust has arranged to have votes recorded by telephone. Please have the proxy card in hand and call the number showing on the upper portion of your proxy ballot and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting

You may also vote over the Internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Other Methods of Voting

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or to replace proxy card(s) may contact the Trust at 1-800-999-6809. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address for the Trust shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Cost and Method of Proxy Solicitation

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for the Trust. Under the terms of the engagement, Broadridge will also be providing additional services, including providing a web site for the dissemination of these proxy materials, tabulation services and serving as inspector of election for the Meeting. Among other things, Broadridge will be (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Trust and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their expenses to the extent the Trust would have directly borne those expenses. The cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone or otherwise, will be paid from the assets of the Funds directly. The total estimated cost is $251,310.00. The annual operating expenses of several Funds are capped under an expense limitation agreement between Forward Management and the Trust. To the extent the expense limitation agreement applies to a Fund, Forward Management will indirectly pay the proxy costs incurred by that Fund to the extent such costs result in Fund expenses in excess of the applicable expense limitation. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Forward Management, and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, e-mail, telegram or personally.

Proposals of Shareholders

The Trust does not hold regular annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time before the date of a meeting of shareholders in order to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to the Trust to the Board as a whole or to individual Trustees and send such correspondence to the Board or to the Trustee, c/o Forward Management, 433 California Street, 11th Floor, San Francisco, CA 94104. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Ownership of the Funds

Appendix C sets forth, to the best of the knowledge of the Trust, the shareholders who owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of any Fund as of the Record Date. As of December 31, 2008, each of the Trustees, Trustee nominees, executive officers and the Trustees and executive officers of the Trust as a group beneficially owned less than 1% of any class of outstanding voting shares of each Fund of the Trust.

Service Providers

Investment Advisor and Sub-Advisors

Forward Management serves as investment advisor to the Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. Forward Management has delegated to sub-advisors the authority to manage each Fund, other than with regard to the Forward International Equity Fund, the Forward Large Cap Equity Fund, the cash portion of the Forward Emerging Markets Fund, the Forward Select Income Fund, the Forward Global Infrastructure Fund, the Forward Strategic Realty Fund, the Forward International Real Estate Fund, the Accessor Allocation Funds, the Accessor Frontier Markets Fund, the Accessor Strategic Alternatives Fund and the Accessor U.S. Government Money Fund. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since inception and the series of the Trust are its principal investment advisory clients.

For a description of the sub-advisors to each of the Funds, see Appendix D.

Distributors

Shares of the Forward Banking and Finance Fund, the Forward Emerging Markets Fund, the Forward Global Infrastructure Fund, the Forward Growth Fund, the Forward International Equity Fund, the Forward International Fixed Income Fund, the Forward International Real Estate Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward Real Estate Fund, the Forward Select Income Fund, the Forward Small Cap Equity Fund and the Forward Strategic Realty Fund (collectively the “Forward Series”) are distributed pursuant to a Distribution Agreement, dated as of September 25, 2005, between the Trust and ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203.

Shares of the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Frontier Markets Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund (collectively the “Accessor Series”) are distributed pursuant to a Distribution Agreement, dated August 14, 2008, between the Trust and SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Administrator

ALPS Fund Services, Inc. (“AFS”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the administrator for the Forward Series pursuant to an Amended and Restated Administration Agreement between the Trust and AFS, dated as of June 3, 2009, and effective June 15, 2009.

SEI Investments Global Funds Services, whose principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the administrator for the Accessor Series pursuant to an Administration Agreement dated December 31, 2006.

Independent Registered Public Accountants

PricewaterhouseCoopers, LLP (“PwC”), located at Three Embarcadero Center, San Francisco, CA 94111, currently acts as the independent registered public accounting firm for the Trust. For the last two fiscal years ending in December 31, 2008, Deloitte & Touche LLP, located at 111 S. Wacker Drive, Chicago, IL 60606, was the independent registered accounting firm for the Accessor Series. Representatives of PwC are not expected to be present at the Meeting, and therefore, will not have the opportunity to make a statement at the Meeting, and are not expected to be available to respond to questions.

Audit Fees

For the Forward Series (except for the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund and the Forward Strategic Realty Fund, which were reorganized as series of the Trust as of June 12, 2009), the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $352,008 for the fiscal year ended December 31, 2008 and $347,619 for the fiscal year ended December 31, 2007.

For the Accessor Series, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $385,000 for the fiscal year ended December 31, 2008 and $337,475 for the fiscal year ended December 31, 2007.

Audit-Related Fees

For the Forward Series (except for the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund, the Forward Strategic Realty Fund, which were reorganized as series of the Trust as of June 12, 2009), the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

For the Accessor Series, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $63,725 for the fiscal year ended December 31, 2008 and $32,450 and $43,250 for the fiscal year ended December 31, 2007.

Tax Fees

For the Forward Series (except for the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund, the Forward Strategic Realty Fund, which were reorganized as series of the Trust as of June 12, 2009), the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $105,805 for the fiscal year ended December 31, 2008 and $111,960 for the fiscal year ended December 31, 2007.

For the Accessor Series, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $51,975 for the fiscal year ended December 31, 2008 and $49,100 for the fiscal year ended December 31, 2007.

All Other Fees

For the Forward Series (except for the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Select Income Fund, the Forward Strategic Realty Fund, which were reorganized as series of the Trust as of June 12, 2009), the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

For the Accessor Series, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and $18,350 for the fiscal year ended December 31, 2007.

The Audit Committee of the Board pre-approves all audit and non-audit services provided by PwC or any independent registered public accounting firm engaged by the Trust and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Funds, in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent registered public accounting firm for each fiscal year, and a majority of the Non-Interested Trustees approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Trust and permissible non-audit services for the Trust’s service providers on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Trust’s independent registered public accounting firm, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with and will not impair the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee has considered the nature of the non-audit services rendered by PwC and does not consider them incompatible with PwC’s independence.

Financial Statements

Audited financial statements for the Trust appear in its Annual Reports for the fiscal year ended December 31, 2008, which previously were sent to shareholders. Copies of the Annual Reports are available upon request, without charge, by writing to the Trust at P.O. Box 1345, Denver, CO 80201 or by calling 1-800-999-6809.

To avoid sending duplicative copies of materials to households, the Trust mails only one copy of each report to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from shareholders. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive copies of these materials or request householding in the future, you may call the transfer agent at 1-800-999-6809 or write to the Trust at P.O. Box 1345, Denver, CO 80201.

By Order of the Board,

/s/ Mary Curran
Mary Curran
Secretary

October 9, 2009

Please complete, date and sign the proxy card and return it promptly in the reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

APPENDIX A

FORWARD FUNDS

NOMINATING COMMITTEE CHARTER

I.	Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of Forward Funds (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested Trustees, although not members of the Committee, will cooperate with the Committee by identifying potential candidates and recruiting them for the Board of Trustees (the “Board”) and for executive offices of the Fund, and otherwise assisting the Committee to discharge its responsibilities, as the Committee may deem appropriate. However, the Committee retains the exclusive authority to nominate independent1 Trustee candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

II.	Purpose of the Committee

The purpose of the Committee is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

III.	Duties of the Committee

A.	Oversight of Process for Nomination of Trustee and Officer Candidates

The Committee shall make nominations for Trustees and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation of the qualifications and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent Trustee positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent Trustees must not be “interested persons” of the Fund as that term is defined in the 1940 Act.

The Committee may seek suggestions for independent Board member nominee candidates from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair a candidate’s independence, e.g. business, financial or family relationships with the investment adviser or other principal service providers or other Trustees to the Fund.

[1]	The terms “independent”, “interested”, “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

In evaluating a candidate’s qualifications for Board membership or as an officer, the Committee shall consider factors it determines are relevant, such as those set forth in this paragraph A and in paragraph B below, and, with respect to Trustee nominee candidates presented by a shareholder or shareholder group, paragraph C below. Candidates will be expected to assist the Committee with its diligence, and will likely be required to complete an eligibility questionnaire to assist the Committee and the Board in assessing the candidate’s qualifications as a potential Trustee or officer of the Fund. The Committee may interview the candidate and any references offered by the candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on candidates.

In assessing the qualifications of a candidate, the Committee may consider the candidate’s potential contribution to the Fund, the Board and its committees in terms of the candidate’s experience and background; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether an independent Trustee candidate could qualify as an “audit committee financial expert” (“ACFE”); and any other such factors as the Committee may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser). The Committee shall determine in its sole discretion whether to nominate a candidate to serve as an officer or as a Trustee and the Committee’s determination shall be final.

B.	Qualifications for Board Membership

To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the series of the Fund and protecting the interests of the Fund’s shareholders; (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant.

Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents. Nominees must: (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

No person shall be qualified to be a Board member unless the Committee has determined that such person, if elected as a Board member, would not cause the Fund to be in violation of or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund’s organizational documents; or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

C.	Consideration of Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(a)	The nominee must satisfy all qualifications provided under this Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(a)

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i)	the shareholder’s (or shareholder group’s) contact information;

(ii)	a certification regarding the number of shares for which the person or group has: (1) sole power to vote or direct the vote; (2) shared power to vote or direct the vote; (3) sole power to dispose or direct the disposition of such shares; and (4) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

(iii)	the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iv)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

(v)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

D.	Other Duties

The Committee shall evaluate the participation and contribution of each Trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other Trustees to assist them in this evaluation.

The Committee shall periodically review as it deems necessary the size and composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. In the event of a resignation or other event that causes the Board not to have an ACFE, the Committee will seek to identify and evaluate candidates and recommended to the Board who, if appointed to the Board, would qualify as an ACFE.

The Committee shall periodically review as it deems necessary Trustee compensation and shall recommend any appropriate changes to the Board.

The Committee shall periodically review as it deems necessary issues related to the succession of Trustees and officers of the Fund, including the Chairman of the Board.

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Any of the duties or obligations of the Committee set forth in this Charter may be satisfied in connection with the annual Board self-assessment conducted by the plenary Board.

IV.	Operations of the Committee

The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant or as called by the Committee Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority. The procedures used by the Committee to evaluate and consider a candidate for nomination to the Board shall be documented in the minutes of any meeting at which a candidate is selected by the Committee for nomination.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention items.

Adopted June 9, 2005

Amended: June 8, 2006

Amended: June 7, 2007

Approved: June 16, 2008

Approved: June 3, 2009

APPENDIX B

The following table sets forth information regarding the ownership of the Funds by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information As Of December 31, 2008

NON-INTERESTED TRUSTEES

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	Accessor Aggressive Growth Allocation Fund	A	C
	Accessor Balanced Allocation Fund	A	C
	Accessor Frontier Markets Fund	A	C
	Accessor Growth Allocation Fund	A	C
	Accessor Growth & Income Allocation Fund	A	C
	Accessor Growth Fund	A	C
	Accessor High Yield Bond Fund	A	C
	Accessor Income Allocation Fund	A	C
	Accessor Income & Growth Allocation Fund	A	C
	Accessor Investment Grade Fixed-Income Fund	A	C
	Accessor International Equity Fund	A	C
	Accessor Limited Duration U.S. Government Fund	A	C
	Accessor Mortgage Securities Fund	A	C
	Accessor Small to Mid Cap Fund	A	C
	Accessor Strategic Alternatives Fund	A	C
	Accessor Total Return Fund	A	C
	Accessor U.S. Government Money Fund	A	C
	Accessor Value Fund	A	C
	Forward Banking and Finance Fund	A	C
	Forward Emerging Markets Fund	A	C
	Forward Global Infrastructure Fund	A	C
	Forward Growth Fund	A	C
	Forward International Equity Fund	C	C

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward International Fixed Income Fund	A	C
	Forward International Real Estate Fund	A	C
	Forward International Small Companies Fund	A	C
	Forward Large Cap Equity Fund	A	C
	Forward Legato Fund	A	C
	Forward Long/Short Credit Analysis Fund	A	C
	Forward Real Estate Fund	B	C
	Forward Select Income Fund	A	C
	Forward Small Cap Equity Fund	C	C
	Forward Strategic Realty Fund	A	C
Donald E. O’Connor	Accessor Aggressive Growth Allocation Fund	A	E
	Accessor Balanced Allocation Fund	A	E
	Accessor Frontier Markets Fund	A	E
	Accessor Growth Allocation Fund	A	E
	Accessor Growth & Income Allocation Fund	A	E
	Accessor Growth Fund	A	E
	Accessor High Yield Bond Fund	A	E
	Accessor Income Allocation Fund	A	E
	Accessor Income & Growth Allocation Fund	A	E
	Accessor Investment Grade Fixed-Income Fund	A	E
	Accessor International Equity Fund	A	E
	Accessor Limited Duration U.S. Government Fund	A	E
	Accessor Mortgage Securities Fund	A	E
	Accessor Small to Mid Cap Fund	A	E
	Accessor Strategic Alternatives Fund	A	E
	Accessor Total Return Fund	A	E
	Accessor U.S. Government Money Fund	A	E
	Accessor Value Fund	A	E
	Forward Banking and Finance Fund	A	E
	Forward Emerging Markets Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward Global Infrastructure Fund	A	E
	Forward Growth Fund	A	E
	Forward International Equity Fund	A	E
	Forward International Fixed Income Fund	A	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	A	E
	Forward Large Cap Equity Fund	A	E
	Forward Legato Fund	A	E
	Forward Long/Short Credit Analysis Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Select Income Fund	A	E
	Forward Small Cap Equity Fund	E	E
	Forward Strategic Realty Fund	A	E

DeWitt F. Bowman	Accessor Aggressive Growth Allocation Fund	A	D
	Accessor Balanced Allocation Fund	A	D
	Accessor Frontier Markets Fund	A	D
	Accessor Growth Allocation Fund	A	D
	Accessor Growth & Income Allocation Fund	A	D
	Accessor Growth Fund	A	D
	Accessor High Yield Bond Fund	A	D
	Accessor Income Allocation Fund	A	D
	Accessor Income & Growth Allocation Fund	A	D
	Accessor Investment Grade Fixed-Income Fund	A	D
	Accessor International Equity Fund	A	D
	Accessor Limited Duration U.S. Government Fund	A	D
	Accessor Mortgage Securities Fund	A	D
	Accessor Small to Mid Cap Fund	A	D
	Accessor Strategic Alternatives Fund	A	D
	Accessor Total Return Fund	A	D
	Accessor U.S. Government Money Fund	A	D

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Accessor Value Fund	A	D
	Forward Banking and Finance Fund	A	D
	Forward Emerging Markets Fund	C	D
	Forward Global Infrastructure Fund	A	D
	Forward Growth Fund	A	D
	Forward International Equity Fund	C	D
	Forward International Fixed Income Fund	A	D
	Forward International Real Estate Fund	A	D
	Forward International Small Companies Fund	C	D
	Forward Large Cap Equity Fund	A	D
	Forward Legato Fund	A	D
	Forward Long/Short Credit Analysis Fund	A	D
	Forward Real Estate Fund	A	D
	Forward Select Income Fund	A	D
	Forward Small Cap Equity Fund	A	D
	Forward Strategic Realty Fund	A	D

Cecilia W. Herbert**	Accessor Aggressive Growth Allocation Fund	A	A
	Accessor Balanced Allocation Fund	A	A
	Accessor Frontier Markets Fund	A	A
	Accessor Growth Allocation Fund	A	A
	Accessor Growth & Income Allocation Fund	A	A
	Accessor Growth Fund	A	A
	Accessor High Yield Bond Fund	A	A
	Accessor Income Allocation Fund	A	A
	Accessor Income & Growth Allocation Fund	A	A
	Accessor Investment Grade Fixed-Income Fund	A	A
	Accessor International Equity Fund	A	A
	Accessor Limited Duration U.S. Government Fund	A	A
	Accessor Mortgage Securities Fund	A	A
	Accessor Small to Mid Cap Fund	A	A
	Accessor Strategic Alternatives Fund	A	A
	Accessor Total Return Fund	A	A

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Accessor U.S. Government Money Fund	A	A
	Accessor Value Fund	A	A
	Forward Banking and Finance Fund	A	A
	Forward Emerging Markets Fund	A	A
	Forward Global Infrastructure Fund	A	A
	Forward Growth Fund	A	A
	Forward International Equity Fund	A	A
	Forward International Fixed Income Fund	A	A
	Forward International Real Estate Fund	A	A
	Forward International Small Companies Fund	A	A
	Forward Large Cap Equity Fund	A	A
	Forward Legato Fund	A	A
	Forward Long/Short Credit Analysis Fund	A	A
	Forward Real Estate Fund	A	A
	Forward Select Income Fund	A	A
	Forward Small Cap Equity Fund	A	A
	Forward Strategic Realty Fund	A	A

INTERESTED TRUSTEE:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	Accessor Aggressive Growth Allocation Fund	B	E
	Accessor Balanced Allocation Fund	A	E
	Accessor Frontier Markets Fund	B	E
	Accessor Growth Allocation Fund	A	E
	Accessor Growth & Income Allocation Fund	A	E
	Accessor Growth Fund	A	E
	Accessor High Yield Bond Fund	B	E
	Accessor Income Allocation Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Accessor Income & Growth Allocation Fund	A	E
	Accessor Investment Grade Fixed-Income Fund	A	E
	Accessor International Equity Fund	A	E
	Accessor Limited Duration U.S. Government Fund	A	E
	Accessor Mortgage Securities Fund	A	E
	Accessor Small to Mid Cap Fund	A	E
	Accessor Strategic Alternatives Fund	B	E
	Accessor Total Return Fund	A	E
	Accessor U.S. Government Money Fund	A	E
	Accessor Value Fund	A	E
	Forward Banking and Finance Fund	C	E
	Forward Emerging Markets Fund	C	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth Fund	C	E
	Forward International Equity Fund	D	E
	Forward International Fixed Income Fund	C	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	C	E
	Forward Large Cap Equity Fund	C	E
	Forward Legato Fund	C	E
	Forward Long/Short Credit Analysis Fund	C	E
	Forward Real Estate Fund	C	E
	Forward Select Income Fund	A	E
	Forward Small Cap Equity Fund	C	E
	Forward Strategic Realty Fund	A	E

*	Key to Dollar Ranges

A	None

B	$1 – $10,000

C	$10,001 – $50,000

D	$50,001 – $100,000

E	Over $100,000

**	Cecilia W. Herbert is a member of the Advisory Board and a nominee to serve on the Board.

APPENDIX C

As of the Record Date, to the best of the knowledge of the Trust, the following shareholders who owned of record, or beneficially owned, 5% or more of any class of the outstanding voting shares of the Trust.

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Aggressive Growth Allocation Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	117,984	17.34%

Aggressive Growth Allocation Fund Investor Class	The Savannah Bancorp, Inc. 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	49,505	7.27%

Aggressive Growth Allocation Fund Investor Class	Bankedco & Co. 330 W. Vandalia Edwardsville, IL 62025	38,029	5.59%

Aggressive Growth Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	973,210	40.70%

Aggressive Growth Allocation Fund Institutional Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	225,204	9.42%

Aggressive Growth Allocation Fund Institutional Class	HillsTrust 2771 Oakdale Blvd., Suite 4 Coralville, IA 52241	163,766	6.85%

Aggressive Growth Allocation Fund A Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	38,606	5.78%

Aggressive Growth Allocation Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	38,064	5.70%

Accessor Balanced Allocation Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	215,678	22.42%

Accessor Balanced Allocation Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	111,583	11.60%

Accessor Balanced Allocation Fund Investor Class	Bankedco & Co. 330 W. Vandalia Edwardsville, IL 62025	98,697	10.26%

Accessor Balanced Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	1,864,445	35.30%

Accessor Balanced Allocation Fund Institutional Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	947,041	17.93%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Balanced Allocation Fund Institutional Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	696,988	13.20%

Accessor Balanced Allocation Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	879,949	57.34%

Accessor Balanced Allocation Fund C Class	Peoples Bank Asset Management & Trust Services P.O. Box 1416 Biloxi, MS 39533	73,780	8.23%

Accessor Frontier Markets Fund Investor Class	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	83,417	97.13%

Accessor Frontier Markets Fund Institutional Class	Maril & Co. 11270 West Park Place, Suite 400 Milwaukee, WI 53224	575,033	59.52%

Accessor Frontier Markets Fund Institutional Class	JP Morgan Retirement Plan Services 9300 Ward Parkway Kansas City, MO 64114	215,750	22.33%

Accessor Frontier Markets Fund Institutional Class	Stephenson National Bank & Trust 1820 Hall Ave. Marinette, WI 54143	151,432	15.67%

Accessor Frontier Markets Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	1,693,645	100.00%

Accessor Growth Allocation Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	146,242	14.66%

Accessor Growth Allocation Fund Investor Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	99,539	9.98%

Accessor Growth Allocation Fund Investor Class	Bankedco & Co. 330 W. Vandalia Edwardsville, IL 62025	73,920	7.41%

Accessor Growth Allocation Fund Investor Class	The Savannah Bancorp, Inc. 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	72,701	7.29%

Accessor Growth Allocation Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	59,375	5.95%

Accessor Growth Allocation Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	55,793	5.59%

Accessor Growth Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	1,585,825	43.65%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Growth Allocation Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	402,655	11.08%

Accessor Growth & Income Allocation Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	186,104	19.14%

Accessor Growth & Income Allocation Fund Investor Class	Bankedco & Co. 330 W. Vandalia Edwardsville, IL 62025	134,209	13.80%

Accessor Growth & Income Allocation Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702.	90,771	9.33%

Accessor Growth & Income Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	946,095	26.24%

Accessor Growth & Income Allocation Fund Institutional Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	460,256	12.76%

Accessor Growth & Income Allocation Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	304,863	8.45%

Accessor Growth & Income Allocation Fund Institutional Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	274,572	7.61%

Accessor Growth & Income Allocation Fund Institutional Class	First Security Bank 521 President Clinton Ave., Suite 800 Little Rock, AR 72201	204,629	5.67%

Accessor Growth & Income Allocation Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	89,228	6.30%

Accessor Growth & Income Allocation Fund C Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	245,795	10.08%

Accessor Growth Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	11,348	31.63%

Accessor Growth Fund Investor Class	Setru & Co. P.O. Box 30918 Billings, MT 59101	4,574	12.75%

Accessor Growth Fund Investor Class	American National Bank P.O. Box 191 Danville, VA 24543-0191	3,072	8.56%

Accessor Growth Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway Suite 125 Birmingham, AL 35209	2,883	8.04%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Growth Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	268,142	26.51%

Accessor Growth Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	198,098	19.59%

Accessor Growth Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	121,639	12.03%

Accessor Growth Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	6,808	28.88%

Accessor Growth Fund A Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	1,686	7.15%

Accessor Growth Fund A Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	1,483	6.29%

Accessor Growth Fund A Class	MG Trust Co. 700 17th Street Denver, CO 80202	1,234	5.23%

Accessor Growth Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	4,474	20.75%

Accessor Growth Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,332	10.82%

Accessor Growth Fund C Class	Colorado State Bank & Trust FBO John Y. Lee 1600 Broadway Denver, CO 80202	1,524	7.07%

Accessor Growth Fund C Class	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	1,118	5.18%

Accessor Growth Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	2,627,578	95.25%

Accessor High Yield Bond Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	299,031	72.63%

Accessor High Yield Bond Fund Investor Class	Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	23,295	5.73%

Accessor High Yield Bond Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	2,303,292	28.91%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor High Yield Bond Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	1,375,337	17.26%

Accessor High Yield Bond Fund Institutional Class	Stephenson National Bank & Trust 1820 Hall Ave. Marinette, WI 54143	1,289,573	16.18%

Accessor High Yield Bond Fund Institutional Class	Mitra & Co. 11270 West Park Place, Suite 400 Milwaukee, WI 53224	539,054	6.76%

Accessor High Yield Bond Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	16,846	32.81%

Accessor High Yield Bond Fund A Class	Nancy J. Kellner 808 S. 23rd Street Grand Forks, ND 58201	15,902	30.97%

Accessor High Yield Bond Fund A Class	Colorado State Bank & Trust FBO Robert D. Gilleland 1600 Broadway Denver, CO 80202	6,414	12.49%

Accessor High Yield Bond Fund A Class	Charles R. & Ardel E. Miller 160 Main Street, Apt. 106 Foley, MN 56329	4,405	8.58%

Accessor High Yield Bond Fund A Class	MG Trust Co. 700 17th Street Denver, CO 80202	2,832	5.52%

Accessor High Yield Bond Fund C Class	First Clearing, LLC 7245 Orchid Island Place Bradenton, FL 34202-2438	27,941	29.98%

Accessor High Yield Bond Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	12,217	13.11%

Accessor High Yield Bond Fund C Class	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	11,288	12.11%

Accessor High Yield Bond Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	6,922	7.43%

Accessor High Yield Bond Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	2,619,201	100.00%

Accessor Income Allocation Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	35,903	30.87%

Accessor Income Allocation Fund Investor Class	The Savannah Bancorp, Inc. 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	19,790	17.01%

Accessor Income Allocation Fund Investor Class	Bankedco & Co. 330 W. Vandalia Edwardsville, IL 62025	10,926	9.39%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Income Allocation Fund Investor Class	Stalkup’s RV Superstore 401(k) Plan P.O. Box 30918 Billings, MT 59116	9,754	8.39%

Accessor Income Allocation Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	8,303	7.14%

Accessor Income Allocation Fund Institutional Class	Creve & Co. 135 N. Meramec Clayton, MO 63105	204,561	20.71%

Accessor Income Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	195,209	19.77%

Accessor Income Allocation Fund Institutional Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	90,707	9.18%

Accessor Income Allocation Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	60,992	6.18%

Accessor Income Allocation Fund Institutional Class	First Security Bank 521 President Clinton Ave., Suite 800 Little Rock, AR 72201	52,019	5.27%

Accessor Income Allocation Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	35,922	51.36%

Accessor Income Allocation Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	7,386	10.56%

Accessor Income Allocation Fund A Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	4,428	6.33%

Accessor Income Allocation Fund A Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	3,929	5.62%

Accessor Income Allocation Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	3,603	5.15%

Accessor Income Allocation Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	40,345	18.50%

Accessor Income Allocation Fund C Class	Peoples Bank Asset Management & Trust Services P.O. Box 1416 Biloxi, MS 39533	39,795	18.24%

Accessor Income Allocation Fund C Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	15,643	7.17%

Accessor Income & Growth Allocation Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	79,336	26.09%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Income & Growth Allocation Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	34,671	11.40%

Accessor Income & Growth Allocation Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20,391	6.71%

Accessor Income & Growth Allocation Fund Investor Class	The Savannah Bancorp, Inc. 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	18,884	6.21%

Accessor Income & Growth Allocation Fund Institutional Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	879,179	34.75%

Accessor Income & Growth Allocation Fund Institutional Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	401,903	15.88%

Accessor Income & Growth Allocation Fund Institutional Class	Fifth Third Bank Cincinnati, OH 45263	362,736	14.34%

Accessor Income & Growth Allocation Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	301,245	11.91%

Accessor Income & Growth Allocation Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	50,371	23.08%

Accessor Income & Growth Allocation Fund A Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	37,393	17.13%

Accessor Income & Growth Allocation Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	25,772	11.81%

Accessor Income & Growth Allocation Fund C Class	Peoples Bank Asset Management & Trust Services P.O. Box 1416 Biloxi, MS 39533	57,301	12.82%

Accessor Income & Growth Allocation Fund C Class	The First Co. 701 East 83rd Ave., Suite 12 Merrillville, IN 46410	53,232	11.91%

Accessor Income & Growth Allocation Fund C Class	WINSCO P.O. Box 189 New Ulm, MN 56073	41,945	9.38%

Accessor Investment Grade Fixed-Income Fund Investor Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	19,827	27.93%

Accessor Investment Grade Fixed-Income Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	16,968	23.91%

Accessor Investment Grade Fixed-Income Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	12,070	17.01%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Investment Grade Fixed-Income Fund Investor Class	Setru & Co. P.O. Box 30918 Billings, MT 59101	5,692	8.02%

Accessor Investment Grade Fixed-Income Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	516,430	28.78%

Accessor Investment Grade Fixed-Income Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	376,944	21.01%

Accessor Investment Grade Fixed-Income Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	159,101	8.87%

Accessor Investment Grade Fixed-Income Fund Institutional Class	Creve & Co. 135 N. Meramec Clayton, MO 63105	131,059	7.30%

Accessor Investment Grade Fixed-Income Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	19,589	57.02%

Accessor Investment Grade Fixed-Income Fund C Class	Gary M. Butler 609 Central Ave. #2 Great Falls, MT 59401	7,471	21.75%

Accessor Investment Grade Fixed-Income Fund C Class	Colorado State Bank & Trust FBO J. Chad Hamilton 1600 Broadway Denver, CO 80202	2,316	6.74%

Accessor Investment Grade Fixed-Income Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	7,663,971	100.00%

Accessor International Equity Fund Investor Class	Frontier Trust Co. P.O. Box 10758 Fargo, ND 58106	27,449	25.48%

Accessor International Equity Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	24,214	22.48%

Accessor International Equity Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	23,862	22.15%

Accessor International Equity Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	681,163	29.82%

Accessor International Equity Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	442,789	19.38%

Accessor International Equity Fund Institutional Class	3 Com Corp. 401(k) Plan 105 Rosemont Ave. Westwood, MA 02090	383,863	16.80%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor International Equity Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	184,357	8.07%

Accessor International Equity Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	333,559	82.71%

Accessor International Equity Fund C Class	Robert W. Baird & Co., Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202-5391	5,060	7.32%

Accessor International Equity Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	4,570,026	100.00%

Accessor Limited Duration U.S. Government Fund	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	3,022,968	86.65%

Accessor Limited Duration U.S. Government Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	279,615	8.02%

Accessor Mortgage Securities Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	6,470	10.91%

Accessor Mortgage Securities Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	3,658	6.17%

Accessor Mortgage Securities Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	3,614	6.09%

Accessor Mortgage Securities Fund Investor Class	Setru & Co. P.O. Box 30918 Billings, MT 59101	3,186	5.37%

Accessor Mortgage Securities Fund Institutional Class	Zions Bancorporation Pension Plan 80 Livingston Ave. Roseland, NJ 07068	402,000	25.00%

Accessor Mortgage Securities Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	256,333	15.94%

Accessor Mortgage Securities Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	200,826	12.49%

Accessor Mortgage Securities Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	153,089	9.52%

Accessor Mortgage Securities Fund Institutional Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	152,000	9.45%

Accessor Mortgage Securities Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	123,986	7.71%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Mortgage Securities Fund C Class	Robert James Designs, LLC 2 Manor Drive Sparta, NJ 07871	9,388	46.23%

Accessor Mortgage Securities Fund C Class	Colorado State Bank & Trust FBO J. Chad Hamilton 1600 Broadway Denver, CO 80202	5,084	25.03%

Accessor Mortgage Securities Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	4,846	23.86%

Accessor Mortgage Securities Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	3,078,395	100.00%

Accessor Small to Mid Cap Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	18,057	26.05%

Accessor Small to Mid Cap Fund Institutional Class	Maril & Co. 11270 West Park Place, Suite 400 Milwaukee, WI 53224	2,600,503	51.18%

Accessor Small to Mid Cap Fund Institutional Class	JP Morgan 3 Metro Tech Center, 6th Floor Brooklyn, NY 11245	872,529	17.18%

Accessor Small to Mid Cap Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	610,466	12.02%

Accessor Small to Mid Cap Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	344,556	6.78%

Accessor Small to Mid Cap Fund A Class	Reliance Trust Co. P.O. Box 48529 Atlanta, GA 30362	170,256	96.99%

Accessor Small to Mid Cap Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	3,179	11.59%

Accessor Small to Mid Cap Fund C Class	First Clearing, LLC 21168C Clubside Drive Boca Raton, FL 33434-4762	2,823	10.30%

Accessor Small to Mid Cap Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	2,179	7.95%

Accessor Small to Mid Cap Fund C Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	1,749	6.38%

Accessor Small to Mid Cap Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	3,279,979	100.00%

Accessor Strategic Alternatives Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14,658	69.27%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Strategic Alternatives Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	2,556	12.08%

Accessor Strategic Alternatives Fund Investor Class	ETrade Clearing, LLC P.O. Box 989030 West Sacramento, CA 95798-9030	1,980	9.36%

Accessor Strategic Alternatives Fund Institutional Class	Maril & Co. 11270 West Park Place, Suite 400 Milwaukee, WI 53224	2,554,266	41.77%

Accessor Strategic Alternatives Fund Institutional Class	JP Morgan 3 Metro Tech Center, 6th Floor Brooklyn, NY 11245	1,084,941	17.74%

Accessor Strategic Alternatives Fund Institutional Class	Setru & Co. P.O. Box 30918 Billings, MT 59101	694,116	11.35%

Accessor Strategic Alternatives Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	328,578	5.37%

Accessor Strategic Alternatives Fund Institutional Class	Hofed & Co. 225 S. Main Sioux Falls, SD 57104	323,988	5.30%

Accessor Strategic Alternatives Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	3,870,485	100.00%

Accessor Total Return Fund	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	4,053,070	100.00%

Accessor U.S. Government Money Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	1,835,319	29.13%

Accessor U.S. Government Money Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	1,423,934	22.60%

Accessor U.S. Government Money Fund Investor Class	The Savannah Bancorp, Inc. 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	817,238	12.97%

Accessor U.S. Government Money Fund Investor Class	FIB Customer Health Savings 401 N. 31st St. Billings, MT 59116-0918	538,570	8.55%

Accessor U.S. Government Money Fund Investor Class	Zions First National Bank One South Main, Suite 1700 Salt Lake City, UT 84111	500,000	7.93%

Accessor U.S. Government Money Fund Institutional Class	Nevada State Bank 4240 W. Flamingo Road Las Vegas, NV 89125-0990	211,996,185	65.32%

Accessor U.S. Government Money Fund Institutional Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	73,744,032	22.72%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor U.S. Government Money Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	83,618	16.83%

Accessor U.S. Government Money Fund A Class	Colorado State Bank & Trust FBO Russell Lubner 1600 Broadway Denver, CO 80202	43,770	8.81%

Accessor U.S. Government Money Fund A Class	Colorado State Bank & Trust FBO Charles C. Chamberlin 1600 Broadway Denver, CO 80202	37,817	7.61%

Accessor U.S. Government Money Fund A Class	D.A. Davidson & Co. P.O. Box 5015 Great Falls, MT 59403	27,122	5.46%

Accessor U.S. Government Money Fund C Class	Peoples Bank Asset Management & Trust Services P.O. Box 1416 Biloxi, MS 39533	437,956	29.45%

Accessor U.S. Government Money Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	96,927	6.52%

Accessor U.S. Government Money Fund C Class	Colorado State Bank & Trust FBO Geoffrey L. Maynor 1600 Broadway Denver, CO 80202	84,579	5.69%

Accessor U.S. Government Money Fund Z Class	Zions First National Bank One South Main, Suite 1700 Salt Lake City, UT 84111	325,006,868	81.40%

Accessor U.S. Government Money Fund Z Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	39,897,882	9.99%

Accessor Value Fund Investor Class	Sterling Trust Co. P.O. Box 2526 Waco, TX 76702	11,529	26.32%

Accessor Value Fund Investor Class	Setru & Co. P.O. Box 30918 Billings, MT 59101	4,318	9.86%

Accessor Value Fund Investor Class	American National Bank P.O. Box 191 Danville, VA 24543-0191	4,044	9.23%

Accessor Value Fund Investor Class	Trust Company of Stern Agee & Leech 800 Shades Creek Parkway, Suite 125 Birmingham, AL 35209	3,399	7.76%

Accessor Value Fund Investor Class	Donaldson Lufkin Jenrette Securities Corp. P.O. Box 2052 Jersey City, NJ 07303-9998	2,480	5.66%

Accessor Value Fund Institutional Class	Amarban Partnership P.O. Box 10788 Bainbridge Island, WA 98110-0788	347,983	31.00%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Accessor Value Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	205,295	18.29%

Accessor Value Fund Institutional Class	The Washington Trust Co. 23 Broad Street Westerly, RI 02891	165,363	14.73%

Accessor Value Fund Institutional Class	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	69,823	6.22%

Accessor Value Fund A Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,997	41.01%

Accessor Value Fund A Class	Primevest Financial Services 400 First Street So., Suite 300 St. Cloud, MN 56302	1,315	27.01%

Accessor Value Fund A Class	Leigh Ann Redmond P. O. Box 193 Hanska, MN 56041	696	14.29%

Accessor Value Fund C Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	3,614	45.13%

Accessor Value Fund C Class	Jesco & Co. 606 S. Main Street Princeton, IL 61356	2,807	35.04%

Accessor Value Fund Z Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	3,540,460	95.31%

Forward Banking and Finance Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	204,222	14.28%

Forward Emerging Markets Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	251,376	19.43%

Forward Emerging Markets Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	236,760	18.30%

Forward Emerging Markets Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	10,526,938	84.63%

Forward Emerging Markets Fund Institutional Class	Ellard & Co. P.O. Box 3199 New York, NY 10008	721,504	5.80%

Forward Global Infrastructure Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,006,646	32.66%

Forward Global Infrastructure Fund Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	661,067	16.62%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Forward Global Infrastructure Fund Class A	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	633,955	15.94%

Forward Growth Fund Institutional Class	JP Morgan Retirement Plan Services 9300 Ward Parkway Kansas City, MO 64114	3,956,597	91.02%

Forward Growth Fund Class A	Citigroup Smith Barney 333 West 34th Street, 3rd Floor New York, NY 10001	2,042,325	28.74%

Forward Growth Fund Class A	ICMA-RC Services, LLC 777 North Capital St., NE Washington, DC 20002	537,377	7.56%

Forward Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E, Floor 3 Jacksonville, FL 32246	31,312	11.50%

Forward International Equity Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	218,309	40.94%

Forward International Equity Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	77,568	14.55%

Forward International Equity Fund Investor Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	39,179	7.35%

Forward International Equity Fund Investor Class	MG Trust Co. 700 17th Street Denver, CO 80202	27,434	5.15%

Forward International Equity Fund Institutional Class	ICMA-RC Services, LLC 777 North Capital St., NE Washington, DC 20002	751,231	98.23%

Forward International Fixed Income Fund Investor Class	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	420,050	76.62%

Forward International Fixed Income Fund Investor Class	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	92,451	16.86%

Forward International Fixed Income Fund Institutional Class	Pictet and Cie** Route Des Acacias 60 CH-1211 Geneva 73 Switzerland	1,327,161	99.20%

Forward International Fixed Income Fund Class C	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	415,000	100.00%

Forward International Real Estate Fund Class A	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	303,586	11.76%

Forward International Real Estate Fund Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	130,664	5.06%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Forward International Small Companies Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	4,351,066	45.90%

Forward International Small Companies Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	1,903,983	20.08%

Forward International Small Companies Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11,441,865	30.54%

Forward International Small Companies Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	8,620,405	23.01%

Forward International Small Companies Fund Institutional Class	State Street FBO Charles Schwab & Co., Inc. 200 Clarendon Street, LAZ049 Boston, MA 02116	4,303,153	11.49%

Forward International Small Companies Fund Institutional Class	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456	3,201,023	8.54%

Forward International Small Companies Fund Class A	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	5,732	5.75%

Forward Large Cap Equity Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	170,941	82.44%

Forward Large Cap Equity Fund Institutional Class	American Dance Festival 715 Broad Street Durham, NC 27705	17,572	8.47%

Forward Large Cap Equity Fund Institutional Class	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	11,971	5.77%

Forward Large Cap Equity Fund Class A	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	1,000,000	65.18%

Forward Large Cap Equity Fund Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	461,634	30.09%

Forward Legato Fund Investor Class	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	112,108	53.86%

Forward Legato Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	77,593	37.27%

Forward Legato Fund Investor Class	Baylake Bank Trust Department 217 N. 4th Avenue Sturgeon Bay, WI 54235	17,202	8.26%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Forward Legato Fund Institutional Class	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	266,193	99.71%

Forward Legato Fund Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	288,533	38.35%

Forward Legato Fund Class A	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	221,699	29.46%

Forward Long/Short Credit Analysis Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	10,398,448	78.90%

Forward Long/Short Credit Analysis Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,074,692	8.15%

Forward Long/Short Credit Analysis Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	232,025	59.71%

Forward Long/Short Credit Analysis Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	131,062	33.73%

Forward Long/Short Credit Analysis Fund Class C	Sutton Place Associates, LLC* 1 Embarcadero Center, Suite 1050 San Francisco, CA 94111	413,223	92.27%

Forward Real Estate Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,571,955	70.00%

Forward Real Estate Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	307,800	13.71%

Forward Real Estate Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	3,536	52.44%

Forward Real Estate Fund Institutional Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	1,808	26.82%

Forward Real Estate Fund Institutional Class	Colorado State Bank & Trust FBO Edward J. Jones 1600 Broadway Denver, CO 80202	1,256	18.63%

Forward Real Estate Fund Class A	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	87,928	8.21%

Forward Select Income Fund Institutional Class	Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,938,993	26.96%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Forward Select Income Fund Institutional Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	647,314	9.00%

Forward Select Income Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	483,263	6.72%

Forward Select Income Fund Institutional Class	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	389,686	5.42%

Forward Select Income Fund Class A	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	2,995,634	13.71%

Forward Select Income Fund Class A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,251,716	5.73%

Forward Small Cap Equity Fund Investor Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	4,100,130	26.79%

Forward Small Cap Equity Fund Investor Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	2,364,617	15.45%

Forward Small Cap Equity Fund Investor Class	New York Life Trust Co. 169 Lackawanna Ave. Parsippany, NJ 07054-1007	1,559,451	10.19%

Forward Small Cap Equity Fund Investor Class	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456	1,203,806	7.87%

Forward Small Cap Equity Fund Institutional Class	Prudential Investment Management 100 Mulberry Street 3 Gateway Ctr., Suite 11 Newark, NJ 07102-4000	8,514,590	56.83%

Forward Small Cap Equity Fund Institutional Class	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	2,251,386	15.03%

Forward Small Cap Equity Fund Institutional Class	Patterson & Co. 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1079	1,321,127	8.82%

Forward Small Cap Equity Fund Institutional Class	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	858,435	5.73%

Forward Small Cap Equity Fund Class A	Wilmington Trust Retirement and Institutional Services Co. P.O. Box 52129 Phoenix, AZ 85072	55,056	34.09%

Forward Small Cap Equity Fund Class A	JP Morgan Retirement Plan Services 9300 Ward Parkway Kansas City, MO 64114	10,648	6.59%

Fund Name and Class	Name and Address of Owner	Shares Beneficially Owned	Percent of Class
Forward Strategic Realty Fund Institutional Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	26,691	57.89%

Forward Strategic Realty Fund Institutional Class	The Kramer Revocable Trust 150 Almaden Blvd. San Jose, CA 95113	5,220	11.32%

Forward Strategic Realty Fund Institutional Class	Paul Grey 433 California St., 11th Floor San Francisco, CA 94104	2,320	5.03%

Forward Strategic Realty Fund Class A	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121	209,835	8.81%

*	Sutton Place Associates, LLC is an entity under common control with Forward Management.

**	Pictet and Cie is an affiliate of the Fund’s Sub-Advisor.

APPENDIX D

The names and addresses of the Funds’ sub-advisors are as follows:

Fund	Sub-Advisor
Accessor Growth Fund	Smith Asset Management Group, L.P. 100 Crescent Court, Suite 1150 Dallas, TX 75201

Accessor High Yield Bond Fund	First Western Investment Management Inc. 1900 Avenue of the Stars, Suite 900 Los Angeles, CA 90067

Accessor International Equity Fund	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

Accessor Investment Grade Fixed-Income Fund	Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 360 Newport Beach, CA 92660

Accessor Limited Duration U.S. Government Fund Accessor Total Return Fund	Pennant Management, Inc. 11270 West Park Place, Suite 1025 Milwaukee, WI 53224

Accessor Mortgage Securities Fund	Blackrock Financial Management, Inc. 40 E. 52nd Street New York, NY 10022

Accessor Small to Mid Cap Fund	Los Angeles Capital Management and Equity Research, Inc. 11150 Santa Monica Blvd., Suite 200 Los Angeles, CA 90025

Accessor Value Fund	Acadian Asset Management LLC One Post Office Square, 20th Floor Boston, MA 02109

Forward Banking and Finance Fund Forward Growth Fund	Emerald Mutual Fund Advisors Trust 1703 Oregon Pike Lancaster, PA 17601

Forward Emerging Markets Fund Forward International Small Companies Fund	Pictet Asset Management Limited Moor House, 120 London Wall London, EC2Y 5ET United Kingdom

Forward International Fixed Income Fund	Pictet Asset Management SA Route des Acacias 60, 1211 Geneva 73, Switzerland

Forward Legato Fund	Conestoga Capital Advisors, LLC 259 N. Radnor-Chester Road, Suite 120 Radnor, PA 19087

Netols Asset Management Inc. 1045 West Glen Oaks Lane, Suite 202 Mequon, WI 53092

D-1

Fund	Sub-Advisor
Riverbridge Partners, LLC 801 Nicollet Mall, Suite 600 Minneapolis, MN 55402

Forward Long/Short Credit Analysis Fund	Cedar Ridge Partners, LLC 45 East Putnam Avenue, Suite 124 Greenwich, CT 06830

Forward Real Estate Fund	Forward Uniplan Advisors, Inc. 22939 W. Overson Road Union Grove, WI 53182

Forward Small Cap Equity Fund	Hoover Investment Management Co., LLC 600 California Street, Suite 550 San Francisco, CA 94108

D-2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M17446-S50606

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the following:

1. To elect two (2) Trustees of the Fund:

NOMINEES:

01) DeWitt F. Bowman

02) Cecilia W. Herbert

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Note: Please sign this proxy exactly as your name or names appear(s) hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Monday, November 9, 2009. The Proxy Statement and the Funds’ most recent annual reports are available on the Internet at www.forwardfunds.com for the Forward series and www.accessor.com for the Accessor series.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

FOLD HERE

M17447-S50606

FORWARD FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, NOVEMBER 9, 2009

The undersigned, revoking prior proxies, hereby appoints Barbara Tolle, Mary Curran and J. Alan Reid, Jr., and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the Record Date at the Special Meeting of Shareholders of Forward Funds (the “Trust”) to be held at 433 California Street, 11th Floor, San Francisco, CA, 94104, on Monday, November 9, 2009, at 9:00 a.m. Pacific Standard Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.